Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of National Health Investors, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2011 as filed with the Securities and Exchange Commission (the “Report”), I, J. Justin Hutchens,  President, Chief Executive Officer and Director, and I, Roger R. Hopkins, the Chief Accounting Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects,
The financial condition and results of operations of the Company.

August 3, 2011	/s/ J. Justin Hutchens
J. Justin Hutchens
President, Chief Executive Officer,
and Director

August 3, 2011	/s/ Roger R. Hopkins
Roger. R. Hopkins
Chief Accounting Officer (Principal Financial Officer)